SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2010

STATION CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 495-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.  Other Events.

On May 13, 2010, the National Indian Gaming Commission (the “NIGC”) informed Station Casinos, Inc. (the “Company”) and the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan (the “Tribe”) that the NIGC has approved the Fourth Amended and Restated Management Contract between the Tribe and MPM Enterprises, L.L.C. (“MPM”), dated April 29, 2010.  Pursuant to the Tribe’s Gaming Ordinance, the Fourth Amended and Restated Management Contract must also be approved by the Tribe’s Tribal Gaming Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: May 17, 2010	By:	/s/ Thomas M. Friel
Thomas M. Friel
Executive Vice President, Chief Accounting Officer and Treasurer